                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)

               DELAWARE                   0-25563               65-0648808
(State or other jurisdiction of       (Commission File        (IRS Employer
incorporation or organization)              Number)          Identification No.)

336 WEST 37TH STREET, SUITE 410
NEW YORK, NEW YORK                                                 10018
(Address of principal executive offices)                        (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

         On July 20, 2006, we issued a press release announcing that we have formed a new division to be known as Ckrush Digital Media to focus on the convergence of entertainment and digital technologies and to capitalize on the growth of new media and the participatory pop culture of online communties and digital technologies. A copy of the press release is attached as an exhibit to this report.

         On July 21, 2006, we issued a press release announcing the launch of
LiveMansion.com, an advanced online social networking website created to harness the burgeoning influence of youth-oriented online communities and to capitalize on cross-marketing opportunities. A copy of the press release is attached as an exhibit to this report.

         On July 25, 2006, we issued a press release announcing the launch of
Live Mansion: The Movie. A copy of the press release is attached as an exhibit to this report.

                                      -2-

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     Exhibit Number                         Description
     --------------                         -----------

        99.1                     Press Release dated July 20, 2006 regarding
                                 Ckrush Digital Media, Inc.

        99.2                     Press Release dated July 20, 2006 regarding
                                 LiveMansion.com.

        99.3                     Press Release dated July 26, 2006 regarding
                                 Live Mansion: The Movie

                                  SIGNATURE
                                  ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 26, 2006                       CKRUSH, INC.
                                            (Registrant)

                                            By:  /s/ Jeremy Dallow
                                               --------------------------
                                                 Jeremy Dallow, President

                                EXHIBIT INDEX

Exhibit Number          Description                                       Page
--------------          -----------                                       ----

     99.1               Press Release dated July 20, 2006                   6
                        regarding Ckrush Digital Media, Inc.

     99.2               Press Release dated July 21, 2006                   8
                        regarding LiveMansion.com

     99.3               Press Release dated July 25, 2006                  10
                        regarding Live Mansion: The Movie